Prudential World Fund, Inc.
PGIM Jennison Global Opportunities Fund

Supplement dated June 29, 2018 to the Currently Effective Prospectus

Effective as of July 1, 2018, the Fund’s existing contractual cap on Fund expenses will be enhanced. To reflect these changes, the Fund’s Prospectus is hereby revised as follows, effective as of July 1, 2018:

1.	In the Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Annual Fund Operating Expenses table is deleted and replaced with the following new table:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class Z	Class R6(1)
Management fees	0.83%	0.83%	0.83%	0.83%
+ Distribution and service (12b-1) fees	0.30	1.00	None	None
+ Other expenses(2)	0.15	0.13	0.10	0.06
= Total annual Fund operating expenses	1.28	1.96	0.93	0.89
– Fee waiver and/or expense reimbursement	(0.20)	(0.04)	(0.04)	(0.05)
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(3)(4)	1.08%	1.92%	0.89%	0.84%

(1) Formerly known as Class Q.

(2) Expense information in the table has been restated to reflect current fees.

(3) PGIM Investments LLC (PGIM Investments) has contractually agreed, through February 29, 2020, to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, and transfer agency expenses (including sub-transfer agency and networking fees)), of each class of shares to 0.84% of the Fund’s average daily net assets. Additionally, PGIM Investments has contractually agreed, through February 29, 2020, to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 1.08% of average daily net assets for Class A shares. These contractual waivers exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, PGIM Investments agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, Total Annual Fund Operating Expenses for Class R6 shares will not exceed Total Annual Fund Operating Expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by PGIM Investments may be recouped by PGIM Investments within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These waivers may not be terminated prior to February 29, 2020 without the prior approval of the Fund’s Board of Directors.

(4) The distributor of the Fund has contractually agreed through February 28, 2019 to limit the Fund’s Class A distribution and service (12b-1) fees to 0.25% of the Fund’s Class A average daily net assets. This waiver may not be terminated prior to February 28, 2019 without the approval of the Fund’s Board of Directors.

2.	In the Prospectus, in the section entitled Fund Summary—Fund Fees and Expenses, the Example is deleted and replaced with the following new table:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$654	$915	$1,196	$1,994	$654	$915	$1,196	$1,994
Class C	295	611	1,054	2,282	195	611	1,054	2,282
Class Z	91	292	511	1,139	91	292	511	1,139
Class R6	86	279	488	1,091	86	279	488	1,091

LR1065